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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) July 24, 1995



                        AMERICAN EXPRESS COMPANY
    ----------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



               New York                   1-7657         13-4922250
    -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission       (IRS Employer
              of incorporation)       File Number)      Identification)


        American Express Tower, World Financial Center
        New York, New York                                  10285
        -----------------------------------------------     --------
        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number,                 (212) 640-2000
       including area code                            --------------


        -----------------------------------------------------------------
        (Former name or former address, if changed since last report.)


==============================================================================
Item 5.  Other Events

       On July 24, 1995, American Express Company issued the following press release:


NEW YORK, July 24, 1995 - American Express Company today reported second quarter net income of $410 million, up 14 percent compared with last year's income from continuing operations of $359 million. Including the net loss at Lehman Brothers, which is reported as a discontinued operation, last year's second quarter net income was $357 million.

     On a per share basis, second quarter income from continuing operations was $0.81, compared with $0.70 a year ago, an increase of 16 percent.

     Travel Related Services (TRS) reported record quarterly net income of $298 million, a 13 percent increase over last year's net income of $263 million.

     Net revenues increased 16 percent reflecting an increase in worldwide billed business and higher business travel sales resulting from acquisitions and growth. The increase in billed business resulted from higher spending per Cardmember and an increase in the number of Cards outstanding.

     Operating expenses, which excludes interest and the provision for losses, increased 9 percent, reflecting business travel acquisitions and growth, as well as continuing investments in certain business initiatives. Although the lending provision for losses was higher, credit quality in the portfolio was comparable with that of the prior year. Charge Card interest expense increased, primarily due to higher rates.

     The decline in the U.S. dollar relative to other currencies increased to a limited extent both revenues and expenses, but with essentially no effect on net income.

     American Express Financial Advisors (AXP Advisors) reported record quarterly net income of $129 million, an 18 percent increase over last year's net income of $109 million.

     Revenue and earnings growth benefited primarily from an increase in managed assets, as well as an increase in life insurance in force. These increases were partially offset by the impact of lower investment margins and lower distribution fees.

     AXP Advisors reported higher sales of investment certificates and life and other insurance products, while sales of annuities decreased from last year.

     American Express Bank (AEB) reported net income of $19 million in both the 1995 and 1994 second quarters.

     Results reflect growth in fee income, offset by lower net interest income due to lower spreads on the investment portfolio. Operating expenses were flat compared with the year ago level.

     Corporate and Other reported second quarter net expenses of $36 million, compared with net expenses of $32 million last year. The 1995 second quarter includes a gain from the previously announced sale of common stock and warrants of Mellon Bank Corporation, which was offset by expenses primarily related to various business building initiatives.

                                 *   *   *

     American Express Company is a diversified travel and financial services company founded in 1850. It is a leader in charge and credit cards, Travelers Cheques, travel, financial planning, investment products, insurance and international banking.

                          AMERICAN EXPRESS COMPANY
                              FINANCIAL SUMMARY
                                 (Unaudited)

(dollars in millions, except per share amounts)

                                      Three Months Ended
                                           June 30,            Percentage
                                      1995           1994       Inc/(Dec)
                                      ----           ----      ----------
 Revenues by Industry Segment (A)
     Travel Related Services         $2,902         $2,503       16.0%
     American Express Financial
        Advisors                        911            812       12.1
     American Express Bank              163            162        0.5
                                      -----          -----
                                      3,976          3,477       14.4
     Corporate and Other,
       including adjustments
       and eliminations                  (9)            29          -
                                      -----          -----

 CONSOLIDATED REVENUES (A)           $3,967         $3,506       13.1
                                      =====          =====


 Pretax Income from continuing operations
  by Industry Segment
     Travel Related Services           $423           $365       16.1%
     American Express Financial
        Advisors                        192            161       19.1
     American Express Bank               28             28       (1.2)
                                      -----          -----
                                        643            554       16.1

     Corporate and Other                (71)           (76)       6.5
                                      -----          -----
 PRETAX INCOME                         $572           $478       19.7
                                      =====          =====

 Income from continuing operations
  by Industry Segment
     Travel Related Services           $298           $263       13.2%
     American Express Financial
        Advisors                        129            109       18.0
     American Express Bank               19             19       (2.1)
                                      -----          -----
                                        446            391       13.8

     Corporate and Other                (36)           (32)     (11.0)
                                      -----          -----
 Income from continuing operations      410            359       14.0
 Discontinued operations (net of
   income taxes) (B)                      -             (2)         -
                                      -----          -----
 NET INCOME                            $410           $357       14.8
                                      =====          =====

 Earnings per common share:
    Continuing operations             $0.81          $0.70       15.7
    Discontinued operations               -          (0.01)         -
                                      -----          -----
 NET INCOME PER COMMON SHARE          $0.81          $0.69       17.4
                                      =====          =====
 Cash dividends declared per
  common share (C)                   $0.225         $0.225
                                      =====          =====
 Average shares outstanding
   (000's)                          499,269        511,283
                                    =======        =======


                          AMERICAN EXPRESS COMPANY
                              FINANCIAL SUMMARY
                                 (Unaudited)

(dollars in millions, except per share amounts)

                                       Six Months Ended
                                           June 30,            Percentage
                                      1995           1994       Inc/(Dec)
                                      ----           ----      ----------
 Revenues by Industry Segment (A)
     Travel Related Services         $5,643         $4,862       16.1%
     American Express Financial
        Advisors                      1,785          1,628        9.6
     American Express Bank              323            330       (2.1)
                                      -----          -----
                                      7,751          6,820       13.7
     Corporate and Other,
       including adjustments
       and eliminations                 (13)            56          -
                                      -----          -----
 CONSOLIDATED REVENUES (A)           $7,738         $6,876       12.5
                                      =====          =====

 Pretax Income from continuing operations
  by Industry Segment
     Travel Related Services           $800           $691       15.8%
     American Express Financial
        Advisors                        356            297       19.8
     American Express Bank               50             64      (21.9)
                                      -----          -----
                                      1,206          1,052       14.6

     Corporate and Other               (136)          (134)      (1.4)
                                      -----          -----
 PRETAX INCOME                       $1,070           $918       16.6
                                      =====          =====

 Income from continuing operations
  by Industry Segment
     Travel Related Services           $562           $498       12.9%
     American Express Financial
        Advisors                        236            200       18.2
     American Express Bank               35             44      (20.9)
                                      -----          -----
                                        833            742       12.3

     Corporate and Other                (70)           (65)      (7.2)
                                      -----          -----
 Income from continuing operations      763            677       12.8
 Discontinued operations (net of
   income taxes) (B)                      -             33          -
                                      -----          -----
 NET INCOME                            $763           $710        7.5
                                      =====          =====

 Earnings per common share:
   Continuing operations              $1.51          $1.31       15.3
   Discontinued operations                -           0.07          -
                                      -----          -----
 NET INCOME PER COMMON SHARE          $1.51          $1.38        9.4
                                      =====          =====
 Cash dividends declared per
   common share (C)                  $0.450         $0.450
                                      =====          =====
 Average shares outstanding
   (000's)                          500,638        509,284
                                    =======        =======


 (A)  Revenues are reported net of interest expense, where applicable.

 (B) On May 31, 1994, the Company completed a tax free spin-off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations, which represents American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 (C) 1994 cash dividends declared have been adjusted to reflect the LB spin-off.


 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

(Preliminary)
                               Travel Related Services
                                 Statement of Income
                                     (Unaudited)
 (Amounts in millions, except percentages)
                                             Three Months Ended
                                                  June 30,         Percentage
                                             1995          1994     Inc/(Dec)
 Net Revenues:                               ----          ----    ----------
      Discount Revenue                      $1,112         $983      13.1%
      Net Card Fees                            436          431       1.1
      Travel Commissions and Fees              320          223      43.6
      Interest and Dividends                   256          187      37.0
      Other Revenues                           526          444      18.9
                                             -----        -----
                                             2,650        2,268      16.9
      Lending:                               -----        -----
        Finance Charge Revenue                 376          304      23.7
        Interest Expense                       124           69      80.4
                                             -----        -----
            Net Finance Charge Revenue         252          235       7.1
                                             -----        -----
                  Total Net Revenues         2,902        2,503      16.0
                                             -----        -----
 Expenses:
      Marketing and Promotion                  250          273      (8.4)
      Provision for Losses and Claims:
           Charge Card                         199          177      12.3
           Lending                             126           63      99.9
           Other                               124          120       3.4
                                             -----        -----
                     Total                     449          360      24.6
                                             -----        -----
      Interest Expense:
           Charge Card                         233          168      38.8
           Other Interest Expense               51           41      25.4
                                             -----        -----
                     Total                     284          209      36.2
      Net Discount Expense *                   107           68      58.2
      Human Resources                          705          625      12.7
      Other Operating Expenses                 684          603      13.4
                                             -----        -----
                     Total Expenses          2,479        2,138      15.9
                                             -----        -----
 Pretax Income                                 423          365      16.1
 Income Tax Provision                          125          102      23.8
                                             -----        -----
 Net Income                                   $298         $263      13.2
                                             =====        =====

 * The impact of Net Discount Expense (related to TRS' securitized receivables) was to:
        Decrease the Provision for Losses and
           Claims - Charge Card                $46          $29      61.0
        Decrease Interest Expense -
           Charge Card                          41           24      71.0
        Increase Other Revenues                 20           15      32.8
                                             -----        -----
     Total Net Discount Expense               $107          $68      58.2
                                             =====        =====
(Preliminary)
                          Travel Related Services (continued)
                           Selected Statistical Information
                                      (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                             Three Months Ended
                                                  June 30,         Percentage
                                             1995          1994     Inc/(Dec)
                                             ----          ----    ----------
 Total Cards in Force:
      United States                           25.7         24.8       3.6%
      Outside the United States               11.2         10.8       3.7
                                             -----        -----
            Total                             36.9         35.6       3.6
                                             =====        =====
 Basic Cards in Force:
      United States                           19.1         18.1       5.5
      Outside the United States                8.7          8.0       8.2
                                             -----        -----
            Total                             27.8         26.1       6.3
                                             =====        =====
 Card Billed Business (billions):
     United States                           $28.7        $25.3      13.1
     Outside the United States                11.7          9.3      26.5
                                             -----        -----
           Total                             $40.4        $34.6      16.7
                                             =====        =====
 U.S. Consumer Lending Loan
     Balances (billions)                      $8.6         $7.4      16.9
 Travelers Cheque Sales (billions)            $6.9         $6.5       5.2
 Average Travelers Cheques
     Outstanding (billions)                   $6.1         $5.3      16.9
 Travel Sales (billions)                      $4.0         $2.5      55.6
 Return on Average Equity                     24.5%        23.8%        -

 (Preliminary)              American Express Financial Advisors
                                     Statement of Income
                                         (Unaudited)

 (Amounts in millions, except percentages and where indicated)
                                             Three Months Ended
                                                  June 30,         Percentage
                                             1995          1994     Inc/(Dec)
 Revenues:                                   ----          ----    ----------
       Investment Income                      $549         $497      10.4%
       Management and Distribution Fees        227          199      14.0
       Other Income                            135          116      16.1
                                             -----        -----
                       Total Revenues          911          812      12.1
                                             -----        -----
 Expenses:
     Provision for Losses and Benefits:
          Annuities                            290          252      15.1
          Insurance                            103           85      20.5
          Investment Certificates               46           25      83.1
                                             -----        -----
                       Total                   439          362      21.1
     Human Resources                           216          198       8.9
     Other Operating Expenses                   64           91     (29.2)
                                             -----        -----
          Total Expenses                       719          651      10.4
                                             -----        -----
 Pretax Income                                 192          161      19.1
 Income Tax Provision                           63           52      21.3
                                             -----        -----
 Net Income                                   $129         $109      18.0
                                             =====        =====

                           Selected Statistical Information

 Life Insurance in Force (billions)          $55.9        $49.3      13.5
                                             =====        =====
 Assets Owned and/or Managed (billions):
   Assets managed for institutions           $33.1        $25.6      28.9
   Assets owned and managed for individuals
             Owned Assets                     45.0         37.8      19.2
             Managed Assets                   43.3         37.2      16.6
                                             -----        -----
                       Total                $121.4       $100.6      20.7
                                             =====        =====
 Sales of Selected Products:
       Mutual Funds                         $2,364       $2,324       1.7
       Annuities                              $961       $1,158     (17.0)
       Investment Certificates                $604         $215         #
       Life and Other Insurance Sales          $96          $77      24.4

 Fees From Financial Plans (thousands)      $9,625       $9,624         -
 Number of Financial Advisors                7,918        7,780       1.8
 Product Sales Generated from Financial
   Plans as a Percentage of Total Sales      64.1%        61.5%         -
 Return on Average Equity                    20.0%        18.3%         -

 # Denotes variance of more than 100%.
 Note: Certain prior year amounts have been reclassified to
       conform to the current year's presentation.
 (Preliminary)
                                American Express Bank
                                 Statement of Income
                                     (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                             Three Months Ended
                                                  June 30,         Percentage
                                              1995         1994     Inc/(Dec)
 Net Revenues:                                ----         ----    ----------
      Interest Income                         $233         $237      (1.9%)
      Interest Expense                         152          153      (0.5)
                                             -----        -----
           Net Interest Income                  81           84      (4.4)
      Commissions, Fees and Other Revenues      61           58       7.3
      Foreign Exchange Income                   21           20       1.9
                                             -----        -----
           Total Net Revenues                  163          162       0.5
                                             -----        -----
 Provision for Credit Losses                     1            2     (20.0)
 Expenses:                                   -----        -----
      Human Resources                           65           63       2.6
      Other Operating Expenses                  69           69      (0.2)
                                             -----        -----
           Total Expenses                      134          132       1.1
                                             -----        -----
 Pretax Income                                  28           28      (1.2)
 Income Tax Provision                            9            9       0.9
                                             -----        -----
 Net Income                                    $19          $19      (2.1)
                                             =====        =====

                          Selected Statistical Information

 Return on Average Assets                     0.57%        0.51%        -
 Return on Average Common Equity             10.01%       10.46%        -
 Total Loans                                $5,431       $5,625      (3.4)
 Reserve for Credit Losses                    $115         $115       0.4
 Total Nonperforming Loans                     $32          $34      (6.4)
 Other Nonperforming Assets                    $53          $59     (10.9)
 Risk-Based Capital Ratios:
      Tier 1                                  8.3%          6.6%        -
      Total                                  15.8%         13.0%        -
 Leverage Ratio                               5.2%          4.2%        -


 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN EXPRESS COMPANY


                                      By:    /s/ Stephen P. Norman
                                             -------------------------
                                      Name:  Stephen P. Norman
                                      Title: Secretary



Dated:  July 25, 1995








































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